SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) December 11, 1995


                      DEAN WITTER REALTY YIELD PLUS, L.P.
            (Exact name of registrant as specified in its charter)


          Delaware                    0-18148               13-3426531
(State or other jurisdiction       (Commission         (I.R.S. Employer
    of incorporation)              File Number)        Identification No.)


  Two World Trade Center, New York, New York                10048
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (212) 392-1054



         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     In October 1995, the Partnership entered into an agreement with New Plan Realty Trust, an unaffiliated party, to sell the land and buildings which comprise the Farmington Crossroads, Genesee Crossing, Hampton Village Centre and Midway Crossing shopping centers.

     As part of the agreement, two affiliated public partnerships, Dean Witter Realty Income Partnership II, L.P. and Dean Witter Realty Income Partnership III, L.P., also agreed to sell certain shopping centers owned by them.

     The agreement was amended December 1, 1995 to, among other things, eliminate the sale of the Genesee Crossing shopping center from the agreement.

     The closing of the sale of the Farmington Crossroads, Hampton Village Center and Midway Crossing shopping centers, for a negotiated sale price of approximately $58.2 million, took place on December 11, 1995.

     At closing, a portion of the sales proceeds were used to prepay the existing mortgages encumbering Hampton Village Centre and Farmington Crossroads. The loan payable secured by a first mortgage on Midway Crossing was also prepaid in full.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DEAN WITTER REALTY YIELD PLUS, L.P.

                             By:  Dean Witter Realty Yield Plus Inc.
                                  Managing General Partner


                             By:  /s/E. Davisson Hardman, Jr.
                                  E. Davisson Hardman, Jr.
                                  President


Date:  December 26, 1995

Item 7. Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)   Pro Forma Balance Sheet as of December 31, 1994.

     (2) Pro Forma Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995.

(c)  Exhibits

     (1) Purchase and Sale Agreement, dated October 19, 1995, with respect to the sale of various shopping centers.

     (2)   First amendment to purchase and sale agreement, dated December
           1, 1995.

                      Dean Witter Realty Yield Plus, L.P.
                     Pro Forma Consolidated Balance Sheet
                           As of September 30, 1995
                                  (Unaudited)


The following unaudited pro forma balance sheet has been presented as if the Farmington Crossroads, Hampton Village Centre and Midway Crossing shopping centers were sold and the mortgages thereon were repaid as of September 30, 1995.
The pro forma adjustments reflect a) the cash proceeds from the sale; b) the elimination of the carrying value of the properties and its related accumulated depreciation, the elimination of deferred leasing commissions and related accumulated amortization, the repayment of the mortgage loans and the elimination of other assets and liabilities relating to the properties sold; and c) the distribution to the partners of the net proceeds from the sale after repayment of certain liabilities and provision for reserves.

                                                 Pro Forma
                                 Historical     Adjustments         Pro Forma

Real estate, at cost:
  Land                         $ 11,735,340   $          0       $ 11,735,340
  Buildings and building
    improvements                 92,609,183              0         92,609,183
                                104,344,523              0        104,344,523
Accumulated depreciation         13,333,303              0         13,333,303
                                 91,011,220              0         91,011,220

Real estate held for sale        61,936,070    (53,639,510)         8,296,560
Investments in participating
  mortgage and other secured
  loans                          19,974,382              0         19,974,382
Cash and short-term investments  11,834,218      5,423,996         17,258,214
Other assets                      4,081,674       (550,260)         3,531,414
                              $ 188,837,564   $(48,765,774)      $140,071,790

LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable         $ 57,631,454   $(33,043,810)      $ 24,587,644
Accounts payable and other
  liabilities                     5,918,262       (972,814)         4,945,448
Loan from affiliate               1,710,899     (1,710,899)                 0
Loans payable to bank             9,350,557     (9,350,557)                 0
Minority interests               19,363,395       (100,287)        19,263,108
                                 93,974,567    (45,178,367)        48,796,200

Total Partners' capital          94,862,997     (3,587,407)        91,275,590
                               $188,837,564   $(48,765,774)      $140,071,790

                      Dean Witter Realty Yield Plus, L.P.
                Pro Forma Consolidated Statement of Operations
                     Nine months ended September 30, 1995
                                  (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Farmington Crossroads, Hampton Village Centre and Midway Crossing
shopping centers were sold and the mortgage loans thereon were repaid as of January 1,
1995.  The pro forma adjustments reflect the elimination of rental and other revenues and property operating expenses, depreciation and amortization expense relating to the properties sold, and interest expense on the loans assumed to have been repaid.
                                       Nine Months ended September 30, 1995
                                                  Pro Forma
                                  Historical     Adjustments        Pro Forma
Revenues:
  Rental                       $  20,490,325   $ (7,010,537)   $  13,479,788
  Interest on participating
    mortgage loans                 2,060,315              0        2,060,315
  Interest on short-term investments 361,834              0          361,834
  Other                              611,844        (26,368)         585,476
                                  23,524,318     (7,036,905)      16,487,413
Expenses:
  Property operating              10,475,336     (2,724,581)       7,750,755
  Interest                         4,505,951     (2,286,072)       2,219,879
  Depreciation                     3,450,074       (800,103)       2,649,971
  Amortization                       357,577         (8,556)         349,021
  General and administrative         604,765              0          604,765
  Losses on impairment of real
    estate                         6,931,459              0        6,931,459
                                  26,325,162     (5,819,312)      20,505,850

Loss before minority interests    (2,800,844)    (1,217,593)      (4,018,437)

Minority interests                   411,572        (61,118)         350,454

Net loss                       $  (3,212,416)  $ (1,156,475)    $ (4,368,891)

Net loss per Unit of
  limited partnership
  interest                     $       (0.32)  $      (0.12)    $      (0.44)

                      Dean Witter Realty Yield Plus, L.P.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1994
                                  (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Farmington Crossroads, Hampton Village Centre and Midway Crossing
shopping centers were sold and the mortgage loans thereon were reapid as January 1,
1994.  The pro forma adjustments reflect the elimination of rental and other revenues and property operating expenses, depreciation and amortization expense relating to the properties sold, and interest expense on the loans assumed to have been repaid.
                                    For the year ended December 31, 1994
                                                  Pro Forma
                                  Historical     Adjustments        Pro Forma
Revenues:
  Rental                       $  24,937,731   $ (8,422,046)   $  16,515,685
  Interest on participating
    mortgage loans                 2,588,341              0        2,588,341
  Interest on short-term investments 369,191              0          369,191
  Other                            1,156,672        (13,144)       1,143,528
                                  29,051,935     (8,435,190)      20,616,745
Expenses:
  Property operating              11,601,150     (3,153,990)       8,447,160
  Interest                         5,280,383     (3,168,107)       2,112,276
  Depreciation                     4,144,709       (957,804)       3,186,905
  Amortization                       410,772        (10,836)         399,936
  General and administrative       1,129,135              0        1,129,135
  Losses on impairment of
    participating mortgage         1,711,683              0        1,711,683
                                  24,277,832     (7,290,737)      16,987,095

Income before minority
  interests                        4,774,103     (1,144,453)       3,629,650

Minority interests                   749,457        (39,169)         710,288

Income before extraordinary
  item                             4,024,646     (1,105,284)       2,919,362

Extraordinary item:
  Gain on refinancing of debt        626,375       (626,375)               0

Net income                     $   4,651,021   $ (1,731,659)    $  2,919,362

Net income per Unit of
  limited partnership
  interest                      $        0.47  $      (0.18)    $       0.29